Share capital	12 Months Ended
Dec. 31, 2025
Share capital
Share capital

16.Share capital

Authorized

Unlimited Common Shares.

Equity Issuances

Fiscal 2025

During the year ended December 31, 2025, 2,434,000 options were exercised for cash proceeds of $4,480,370. In addition to the cash proceeds received, the original fair value related to these options of $3,928,111, were transferred from reserves to share capital. Additionally, 1,146,734 warrants were exercised for cash proceeds of $3,392,617. In addition to the cash proceeds received, the original fair value related to these warrants of $322,058, were transferred from reserves to share capital.

The Company also issued and sold 949,700 Common Shares under the ATM Program at a weighted average price of $2.92 per share, for aggregate gross proceeds of $2,774,227. The Company paid cash placement fees of $55,485 to the agents resulting in aggregate net proceeds of $2,718,742. The Company incurred $665,162 in professional fees related to the establishment of the ATM Program, including $410,255 that were incurred in 2024. These costs are recorded as a decrease to Common Shares within the consolidated statements of financial position.

The Company closed a non-brokered private placement of 4,785,674 units at a price of US$2.10 per unit, for aggregate gross proceeds of $14,110,433 (US$10,049,915). Each unit consisted of one Common Share and one-half of one Common Share purchase warrant. Each whole warrant is exercisable into one Common Share at a price of US$2.65 per Common Share until November 19, 2028. The warrants were accounted for as a derivative liability. Using the Black - Scholes option pricing model, $6,310,328 was allocated to warrant liability and $7,800,105 to share capital. Refer to Note 15 for further details. Certain directors and entities associated with PFP participated in the private placement by acquiring 250,000 and 1,809, 524 units, respectively, at US$2.10 per unit, which are terms considered to be at arm’s length and reflective of fair market value. The Company also incurred $144,392 in other share issue costs related to legal and listing fees.

Fiscal 2024

During the year ended December 31, 2024, 887,000 options were exercised for cash proceeds of $1,275,340 and 47,500 warrants were exercised for cash proceeds of $139,250. In addition to the cash proceeds received, the original fair value of $1,009,835 related to these options and $18,250 related to warrants, were transferred from reserves to share capital.

On March 28, 2024, the Company closed a bought deal financing of 9,792,250 units at a price of $2.35 per unit, for aggregate gross proceeds of $23,011,788. Each unit consisted of one Common Share and one-half of one Common Share purchase warrant. Each whole warrant is exercisable into one Common Share at a price of $3.00 per Common Share until March 28, 2027. The warrants were attributed a value of $1,468,838 using the residual value valuation methodology which was allocated to reserves. The Company also paid a cash commission of $1,090,152 to the underwriters and issued 170,127 broker warrants exercisable into one Common Share per broker warrant at a price of $2.35 per Common Share until March 28, 2026, with a fair value of $187,139 using the Black- Scholes option pricing model. The Company also incurred $540,190 in other share issue costs related to legal and listing fees.

16.Share capital cont’d

Calculation of loss per share

Loss per Common Share is calculated using the weighted average number of Common Shares outstanding.

For the year ended December 31, 2025 and 2024 the calculation was as follows:

	2025	2024
Common Shares issued and outstanding, beginning of period	70,333,149	59,606,399
Shares issued	9,316,108	10,726,750
Common Shares issued and outstanding, end of period	79,649,257	70,333,149
Weighted average shares outstanding - basic and diluted, end of period	72,330,908	67,321,698